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                                                                      EXHIBIT 21


                           LANDRY'S RESTAURANTS, INC.

                              LIST OF SUBSIDIARIES

    .  C. A. Muer Corporation

    .  Captain Crab's Take-Away of 79th Street, Inc.

    .  CHLN, Inc.

    .  CHLN--Idaho, Inc.

    .  CHLN--Maryland, Inc.

    .  Crab Addison, Inc.

    .  Crab House, Inc.

    .  Cryo Realty, Corp.

    .  CryoTech Industries of North Carolina, Inc.

    .  Food Service Innovations 45, Inc.

    .  FSI Devco, Inc. (NV)

    .  FSI Devco, Inc. (TX)

    .  FSI NASA Clear Lake, Inc.

    .  FSI Properties, Inc.

    .  FSI Restaurant Development, Ltd.

    .  Hospitality Headquarters, Inc.

    .  Houston Aquarium, Inc.

    .  Island Hospitality, Inc.

    .  Joe's Crab Shack--Alabama Private Club, Inc.

    .  Joe's Crab Shack--Delaware, Inc.

    .  Joe's Crab Shack--San Diego, Inc.

    .  Landry's Crab Shack, Inc.

    .  Landry's Development, Inc.

    .  Landry's Downtown Aquarium, Inc.

    .  Landry's G.P., Inc.

    .  Landry's Limited, Inc.

    .  Landry's Trademark, Inc.

    .  Landry's Management, L.P.

    .  Landry's Private Club--Amarillo, Inc.

    .  Landry's Private Club--Fort Worth, Inc.

    .  Landry's Private Club--Lewisville, Inc.

    .  Landry's Private Club--Mesquite, Inc.

    .  Landry's Private Club--Plano, Inc.

    .  Landry's Seafood House--Addison, Inc.

    .  Landry's Seafood House--Alabama, Inc.

    .  Landry's Seafood House--Amarillo, Inc.

    .  Landry's Seafood House--Arizona, Inc.

    .  Landry's Seafood House--Arlington, Inc.

    .  Landry's Seafood House--Austin, Inc.

    .  Landry's Seafood House--Bellevue, Inc.

    .  Landry's Seafood House--Biloxi, Inc.

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    .  Landry's Seafood House--Colorado, Inc.

    .  Landry's Seafood House--Delaware, Inc.

    .  Landry's Seafood House--Florida, Inc.

    .  Landry's Seafood House--Georgia, Inc.

    .  Landry's Seafood House--Illinois, Inc.

    .  Landry's Seafood House--Indiana, Inc.

    .  Landry's Seafood House--Kansas, Inc.

    .  Landry's Seafood House--Kentucky, Inc.

    .  Landry's Seafood House--Lafayette, Inc.

    .  Landry's Seafood House--Little Rock, Inc.

    .  Landry's Seafood House--Maryland, Inc.

    .  Landry's Seafood House--Memphis, Inc.

    .  Landry's Seafood House--Michigan, Inc.

    .  Landry's Seafood House--Minnesota, Inc.

    .  Landry's Seafood House--Missouri, Inc.

    .  Landry's Seafood House--Nevada, Inc.

    .  Landry's Seafood House--New Jersey, Inc.

    .  Landry's Seafood House--New Mexico, Inc.

    .  Landry's Seafood House--New Orleans, Inc.

    .  Landry's Seafood House--Norfolk, Virginia, Inc.

    .  Landry's Seafood House--North Carolina, Inc.

    .  Landry's Seafood House--Ohio, Inc.

    .  Landry's Seafood House--Oklahoma, Inc.

    .  Landry's Seafood House--Pennsylvania, Inc.

    .  Landry's Seafood House--San Luis, Inc.

    .  Landry's Seafood House--Redondo Beach, Inc.

    .  Landry's Seafood House--South Carolina, Inc.

    .  Landry's Seafood House--Virginia, Inc.

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    .  Landry's Seafood House--Utah, Inc.

    .  Landry's Seafood Inn & Oyster Bar, Inc.

    .  Landry's Seafood Inn & Oyster Bar--Galveston, Inc.

    .  Landry's Seafood Inn & Oyster Bar--Kemah, Inc.

    .  Landry's Seafood Inn & Oyster Bar--San Antonio, Inc.

    .  Landry's Seafood Inn & Oyster Bar--Sugar Creek, Inc.

    .  Landry's Seafood Galveston, Inc.

    .  Landry's Seafood Kemah, Inc.

    .  Landry's Seafood & Steak House--Corpus Christi, Inc.

    .  LCH Acquisition, Inc.

    .  LCHLN, Inc.

    .  LSRI Holdings, Inc.

    .  Marina Acquisition Corporation of Florida, Inc.

    .  Ocean Blue Industries, Inc.

    .  Nevada Aquarium, Inc.

    .  Rainforest Cafe, Inc.

    .  Rainforest Cafe, Inc.--Baltimore County

    .  Rainforest Cafe, Inc.--Cha Cha

    .  Rainforest Cafe, Inc.--Kansas

    .  Rainforest Cafe, Inc.--Lightening

    .  Rainforest Cafe Canada Holdings, Inc.

    .  Rainforest Trademark, Inc.

    .  Salt Grass Private Club, Inc.

    .  Saltgrass, Inc.

    .  Saltgrass Steakhouse Private Club, Inc.

    .  Saltgrass Beverages #20, Inc.

    .  Saltgrass Beverages #22, Inc.

    .  Saltgrass Beverages 24 Private Club, Inc.

    .  SGSH Private Club--Lewisville, Inc.

    .  Saltgrass Steakhouse 10 Private Club

    .  SGSH Private Club--Mesquite, Inc.

    .  Seafood Holding Supply, Inc.

    .  Summit Aircraft Services, Inc.

    .  Summit Seafood Supply, Inc.

    .  Summit Supply, Inc.

    .  WSI Fish Limited

    .  West End Seafood, Inc.

    .  Westheimer Seafood, Ltd.

    .  Willie G's Galveston, Inc.

    .  Willie G's Post Oak, Inc.

    .  Yorkdale Rainforest Restaurants, Inc.